SCHEDULE 14A INFORMATION
(RULE 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No. )

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[_]	Definitive Proxy Statement

[_]	Definitive Additional Materials

[_]	Soliciting Material Under Rule 14a-12

AB Municipal Income Fund II
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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AB MUNICIPAL INCOME FUND II

AB Arizona Portfolio

AB Minnesota Portfolio

AB New Jersey Portfolio

AB Ohio Portfolio

AB Pennsylvania Portfolio

66 Hudson Boulevard East, New York, New York 10001

Toll Free (800) 221-5672

November [_], 2024

To the Shareholders of AB Arizona Portfolio, AB Minnesota Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio, and AB Pennsylvania Portfolio (each, a “Portfolio” and together, the “Portfolios”) of AB Municipal Income Fund II (the “Trust”):

The accompanying Notice of Special Meeting of Shareholders (the "Meeting") and Proxy Statement present a proposal that the Portfolios be liquidated and terminated (the "Proposal"), as set forth in the Plan of Liquidation and Termination adopted by the Board of Trustees of the Trust (the “Trustees”). The Proposal is discussed more fully in the accompanying Proxy Statement.

AllianceBernstein L.P., the investment adviser to the Portfolios (the “Adviser”), has concluded that each Portfolio lacks sufficient assets to make its continued operation viable, and that it is unlikely to attract meaningful levels of assets in the foreseeable future. Under these circumstances, the Trustees, after considering the recommendation of the Adviser, concluded that the liquidation of each Portfolio was in the best interests of the Portfolio and its shareholders. The Trustees unanimously recommend that you vote “FOR” the Proposal.

Under the Trust’s Agreement and Declaration of Trust, the Trust must obtain the approval of the shareholders of each Portfolio to liquidate and terminate the Portfolio. Therefore, the Trustees have scheduled the Meeting on January 13, 2025 to seek shareholder approval of the Proposal.

We welcome your attendance at the Meeting. If you are unable to attend, we encourage you to authorize the proxy holders to cast your votes. Computershare Fund Services, a professional proxy solicitation firm (the “Proxy Solicitor”), has been selected to assist in the proxy solicitation process. If we have not received your proxy as the date of the Meeting approaches, you may receive a telephone call from the Proxy Solicitor to remind you to submit your proxy. If you have questions regarding the Meeting agenda or how to vote, please contact the Proxy Solicitor at (866) 467-3316. No matter how many shares you own, your vote is important.

Sincerely,

/s/ Onur Erzan

Onur Erzan

President

AB MUNICIPAL INCOME FUND II

AB Arizona Portfolio

AB Minnesota Portfolio

AB New Jersey Portfolio

AB Ohio Portfolio

AB Pennsylvania Portfolio

66 Hudson Boulevard East, New York, New York 10001

Toll Free (800) 221-5672

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on January 13, 2025

To the Shareholders of AB Arizona Portfolio, AB Minnesota Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio, and AB Pennsylvania Portfolio (each, a “Portfolio” and together, the “Portfolios”):

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Portfolio, a series of AB Municipal Income Fund II (the “Trust”), a Massachusetts business trust and an open-end management investment company, will be held at the offices of the Trust, 66 Hudson Boulevard East, New York, New York 10001, on January 13, 2025 at 3:00 p.m., Eastern Time, to consider and vote solely upon a proposal to liquidate and terminate each Portfolio pursuant to a Plan of Liquidation and Termination, as described more fully in the accompanying Proxy Statement dated November [_], 2024. Shareholders of each Portfolio will vote separately on the Proposal with respect to that Portfolio. The approval of the Proposal with respect to a Portfolio is not contingent upon the approval of the Proposal with respect to another Portfolio.

Any shareholder of record of a Portfolio at the close of business on November 20, 2024 is entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Trust.

By Order of the Board of Trustees,

/s/ Nancy E. Hay
Nancy E. Hay
Secretary

New York, New York

November [_], 2024

YOUR VOTE IS IMPORTANT

Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also, by telephone or through the Internet, authorize proxies to cast your vote. To do so, please follow the instructions on the enclosed Proxy Card. Your vote is very important no matter how many shares you own. Please complete, date, sign and return your Proxy Card promptly in order to save the Portfolio any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.

The [A/B] Logo is a service mark of AllianceBernstein, and AllianceBernstein® is a registered trademark used by permission of its owner, AllianceBernstein L.P.

PROXY STATEMENT

AB MUNICIPAL INCOME FUND II

AB ARIZONA PORTFOLIO

AB MINNESOTA PORTFOLIO

AB NEW JERSEY PORTFOLIO

AB OHIO PORTFOLIO

AB PENNSYLVANIA PORTFOLIO

QUESTIONS AND ANSWERS

Q.       WHAT IS THIS DOCUMENT AND WHY DID WE SEND IT TO YOU?

A.	This booklet contains the Notice of Special Meeting of Shareholders of AB Arizona Portfolio, AB Minnesota Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio, and AB Pennsylvania Portfolio (each, a “Portfolio” and together, the “Portfolios”) and Proxy Statement, which include information you should review before voting on the proposal to liquidate and terminate a Portfolio (a “Liquidation”) pursuant to a Plan of Liquidation and Termination (the “Plan”), a form of which is attached to the Proxy Statement as Exhibit A, that will be presented at a Special Meeting of Shareholders (the “Meeting”) on January 13, 2025.

On November 5-7, 2024, the Portfolios’ Board of Trustees (the “Board” or the “Trustees”) approved and declared advisable each Liquidation and directed that each Liquidation be submitted to shareholders for approval at the Meeting. You are receiving this proxy material because you own shares of a Portfolio. Each shareholder of record of a Portfolio as of the close of business on November 20, 2024 (the “Record Date”) has the right to vote on the Liquidation of the Portfolio in which they held shares as of that date. Liquidation of a Portfolio will not occur unless approved by the lesser of (a) 67% or more of the voting securities of the Portfolio represented at the Meeting if the holders of more than 50% of the outstanding voting securities are present in person or by proxy or (b) more than 50% of the outstanding voting securities of the Portfolio. Shareholders of each Portfolio will vote separately on the Proposal with respect to that Portfolio. The approval of the Proposal with respect to a Portfolio is not contingent upon the approval of the Proposal with respect to another Portfolio.

Q.	WHO IS ASKING FOR MY VOTE?
A.	The Board is asking you to vote at the Meeting on the Liquidation of the Portfolio in which you hold shares, as set forth in the Plan.
Q.	WHO IS ELIGIBLE TO VOTE?
A.	Shareholders of record at the close of business on the Record Date are entitled to vote at the Meeting or any adjournment or postponement of the Meeting. If you owned shares on the Record Date, you have the right to vote, even if you later sell or have sold the shares.

Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to the shareholder’s instructions. If you sign and return a proxy card but do not fill in a vote, your shares will be voted “FOR” the Liquidation.

Q.	HOW WILL EACH LIQUIDATION WORK?
A.

If shareholders of a Portfolio approve its Liquidation, the Portfolio soon thereafter will not engage in any business activities except to make limited sales and wind up its business, convert its portfolio securities to cash, and make one or more liquidating distributions to shareholders. More information on liquidating distributions is provided under “Liquidating Distributions” in the Proxy Statement.

Q.	WHY IS EACH LIQUIDATION BEING PROPOSED?
A.

In recommending each Liquidation for approval by the shareholders, the Adviser and the Board considered a variety of factors. These included: each Portfolio’s relatively small size and high gross expense ratio; the Adviser’s view that the small and generally declining size of each Portfolio was making it increasingly difficult to manage; and the Adviser’s unwillingness to continue subsidizing the expense ratios of the Portfolios through expense caps indefinitely. Before approving a Liquidation and recommending it for approval by shareholders, the Board also considered the Adviser’s view that alternatives to the Liquidations were less attractive than the Liquidations. The Adviser and the Board determined that, on balance, each Liquidation would be in the best interests of the Portfolio and its shareholders.

In light of these factors, and after careful deliberation, the Board declared advisable, approved, and recommended that each Portfolio’s shareholders approve, each Liquidation.

If a Portfolio’s shareholders do not approve the Liquidation, the Trustees will consider whether another course of action would benefit the Portfolio and its shareholders. Please review the Proxy Statement for a more detailed discussion about the reasons for each Liquidation.

Q.	WHEN WILL EACH LIQUIDATION AND DISTRIBUTIONS TO SHAREHOLDERS OCCUR?
A.	If shareholders of a Portfolio approve its Liquidation, then, as described in greater detail in the Proxy Statement, the Portfolio’s assets will be distributed to shareholders as soon as reasonably practicable after all of the Portfolio’s liabilities and expenses have been paid (or arranged to be paid) and a determination has been made as to which shareholders are entitled to receive payment of such liquidating distributions.
Q.	WHY IS THE BOARD REQUESTING MY VOTE?
A.	The Trust’s Agreement and Declaration of Trust requires each Portfolio to obtain shareholder approval prior to a Liquidation. Consequently, the Board is seeking your vote on the Liquidation of the Portfolio in which you hold shares.
Q.	HOW DOES THE BOARD RECOMMEND I VOTE?
A.	The Board recommends that you vote “FOR” the Liquidation of the Portfolio in which you hold shares as of the Record Date.
Q.	HOW CAN I VOTE MY SHARES?
A.	Please follow the instructions included on the enclosed Proxy Card.
Q.	WHAT IF I WANT TO REVOKE MY PROXY?
A.	You can revoke your proxy at any time prior to its exercise by (i) giving written notice to the Secretary of the Portfolio at 66 Hudson Boulevard East, 26th Floor, New York, New York 10001, (ii) signing and delivering to the Secretary another proxy of a later date, or (iii) voting in person at the Meeting.
Q.	WHOM DO I CALL IF I HAVE QUESTIONS REGARDING THE PROXY?
A.	You can call the proxy solicitor at (866) 467-3316.

PROXY STATEMENT

AB MUNICIPAL INCOME FUND II

AB Arizona Portfolio

AB Minnesota Portfolio

AB New Jersey Portfolio

AB Ohio Portfolio

AB Pennsylvania Portfolio

66 Hudson Boulevard East

New York, New York 10001

SPECIAL MEETING OF SHAREHOLDERS

January 13, 2025

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board” or the “Trustees”) of AB Municipal Income Fund II (the “Trust”), a Massachusetts business trust, with respect to its series, AB Arizona Portfolio, AB Minnesota Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio, and AB Pennsylvania Portfolio (each, a “Portfolio” and together, the “Portfolios”), to be voted at a Special Meeting of Shareholders of the Portfolios (the “Meeting”), to be held at the office of the Trust, 66 Hudson Boulevard East, New York, New York 10001, on January 13, 2025 at 3:00 p.m., Eastern Time. The solicitation will be primarily by mail and the cost will be borne by the Portfolios. The Notice of Special Meeting of Shareholders, Proxy Statement and Proxy Card are being mailed to shareholders on or about November [21], 2024.

Any shareholder who owned shares of a Portfolio at the close of business on November 20, 2024 (the “Record Date”) is entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. Each share is entitled to one vote. The Liquidation of one Portfolio is not contingent upon the Liquidation of any other Portfolio.

As permitted by law, only one copy of this Proxy Statement may be delivered to the shareholders of a Portfolio residing at the same address, unless such shareholders have notified the Portfolio of their desire to receive multiple copies of the shareholder reports and proxy statements that the Portfolio sends. A Portfolio will promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed. If you would like to receive an additional copy, please call (800) 227-4618 or write to Carol Rappa at AllianceBernstein L.P., 66 Hudson Boulevard East, 26th Floor, New York, New York 10001.

Important Notice Regarding Availability of Proxy Materials for the Special Meeting to Be Held on January 13, 2025. The Proxy Statement is available on the Internet at www.abfunds.com/abfundsproxy.

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PROPOSAL

LIQUIDATION AND TERMINATION OF THE PORTFOLIOS

At the quarterly meeting of the Board held on November 5-7, 2024, the Trustees approved a proposal of AllianceBernstein L.P., each Portfolio’s investment adviser (the “Adviser”), to liquidate and terminate the Portfolios (each proposed liquidation and termination, a “Liquidation”) pursuant to a Plan of Liquidation and Termination (a “Plan”), a form of which is attached to this Proxy Statement as Exhibit A, subject to the approval of each Portfolio’s shareholders at the Meeting. Under the Trust’s Agreement and Declaration of Trust, each Liquidation requires the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Portfolio represented at the Meeting if the holders of more than 50% of the outstanding voting securities are present in person or by proxy or (b) more than 50% of the outstanding voting securities of the Portfolio. At the Meeting, shareholders will be asked to approve each Liquidation and Plan, which are described in this Proxy Statement. The Trustees unanimously recommend that you vote FOR the Liquidation of the Portfolio in which you hold shares.

Background

AB Arizona Portfolio commenced operations in 1994. The Portfolio’s investment objective is to earn the highest level of current income exempt from both federal income tax and State of Arizona personal income tax that is available without assuming what the Adviser considers to be undue risk. As of September 30, 2024, the Portfolio had assets totaling $84 million.

AB Minnesota Portfolio commenced operations in 1993. The Portfolio’s investment objective is to earn the highest level of current income exempt from both federal income tax and State of Minnesota personal income tax that is available without assuming what the Adviser considers to be undue risk. As of September 30, 2024, the Portfolio had assets totaling $31 million.

AB New Jersey Portfolio commenced operations in 1993. The Portfolio’s investment objective is to earn the highest level of current income exempt from both federal income tax and State of New Jersey personal income tax that is available without assuming what the Adviser considers to be undue risk. As of September 30, 2024, the Portfolio had assets totaling $68 million.

AB Ohio Portfolio commenced operations in 1993. The Portfolio’s investment objective is to earn the highest level of current income exempt from both federal income tax and State of Ohio personal income tax that is available without assuming what the Adviser considers to be undue risk. As of September 30, 2024, the Portfolio had assets totaling $44 million.

AB Pennsylvania Portfolio commenced operations in 1993. The Portfolio’s investment objective is to earn the highest level of current income exempt from both federal income tax and Commonwealth of Pennsylvania personal income tax that is available without assuming what the Adviser considers to be undue risk. As of September 30, 2024, the Portfolio had assets totaling $49 million.

Board Considerations in Approving the Liquidations

In determining that each Liquidation is in the best interests of the Portfolio and its shareholders, and in approving, and recommending that shareholders approve the Liquidations and the Plan, the Board considered, a variety of factors. These included each Portfolio’s relatively small size and high gross expense ratio, and the Adviser’s concerns that the continuing decline in the size of the Portfolios were making them increasingly difficult to manage, and the Adviser’s unwillingness to continue to subsidize each Portfolio through expenses caps for an indefinite period of time. The Board also considered the Adviser’s analysis of the potential alternatives of merging each Portfolio with another Portfolio inside or outside the AB Fund Complex (i.e., the group of Portfolios managed by the Adviser), and the Adviser’s conclusion that such alternatives were less attractive than the Liquidations. A summary of some of the factors that the Board considered is outlined below:

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•	Small Asset Size of each Portfolio and Current Expense Ratio. The Board considered that, as of September 30, 2024, the Portfolios had the level of assets set forth below, and that, in the Adviser’s opinion, the Portfolios are unlikely to gather meaningful additional assets in the foreseeable future.

Portfolio	Assets as of September 30, 2024
AB Arizona Portfolio	$84 million
AB Minnesota Portfolio	$31 million
AB New Jersey Portfolio	$68 million
AB Ohio Portfolio	$44 million
AB Pennsylvania Portfolio	$49 million

As a result, each Portfolio lacks a sufficient level of assets to make its continued operation viable on an ongoing basis. Furthermore, the Board noted that due to each Portfolio’s small size, each Portfolio has a relatively high gross expense ratio. In order for a Portfolio to remain competitive from an expense ratio perspective, the Adviser has been capping the Portfolio’s total expenses by limiting and/or reimbursing some of the Portfolio’s operating expenses. The Board considered the statements by the Adviser that it no longer wished to continue to subsidize the Portfolios.

•	Orderly Liquidation Process. If each Liquidation is approved at the Meeting, management of each Portfolio will, under the oversight of the Trustees and the Portfolio’s officers, take steps to sell the Portfolio’s portfolio securities, discharge (or arrange for the payment of) the Portfolio’s liabilities, and distribute to shareholders their Liquidating Distributions (as defined below) from the Portfolio’s remaining assets, as described below under “Summary of the Plan.” The Board believes that such an orderly liquidation of each Portfolio’s portfolio holdings will provide greater shareholder value than alternative measures to address the Portfolio’s size. The Liquidation of one Portfolio is not contingent upon the Liquidation of any other Portfolio.

•	Tax Consequences. The Board considered the Adviser’s representation that, if each Liquidation is approved, each Portfolio would intend to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for its final fiscal period preceding its liquidation. As a result, each Portfolio may need to distribute any undistributed net investment income and/or any undistributed net realized gains to shareholders in connection with the Liquidation. To the extent a Portfolio has capital losses that are not used to offset capital gains prior to a Liquidation, the capital losses will be permanently lost.

o	As of August 23, 2024, AB Arizona Portfolio had net unrealized capital losses of approximately $2,905,688 and net realized capital losses of approximately $1,556,202, implying a net capital loss of approximately $4,461,890.

o	As of August 23, 2024, AB Minnesota Portfolio had net unrealized capital losses of approximately $149,954 and net realized capital losses of approximately $419,730, implying a net capital loss of approximately $569,684.

o	As of August 23, 2024, AB New Jersey Portfolio had net unrealized capital gains of approximately $1,601,632 and net realized capital losses of approximately $1,227,674, implying a net capital gain of approximately $373,958.

o	As of August 23, 2024, AB Ohio Portfolio had net unrealized capital losses of approximately $1,000,700 and net realized capital losses of approximately $3,550,120, implying a net capital loss of approximately $4,550,820.

o	As of August 23, 2024, AB Pennsylvania Portfolio had net unrealized capital losses of approximately $92,139 and net realized capital losses of approximately $988,411, implying a net capital loss of approximately $1,080,550.

At the shareholder level, the tax consequences of a Liquidation will depend upon the difference between the proceeds a shareholder receives in the Liquidation and the shareholder’s adjusted tax basis in the Portfolio’s shares for U.S. federal income tax purposes.

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•	Alternative Measures. As noted above, the Board considered, and discussed with Portfolio management, the Adviser’s analysis of, in addition to liquidation, a possible merger with other funds within and outside the AB Fund Complex. However, the Trustees accepted the Adviser’s advice that none of these measures were worth pursuing because, among other things:

o	Merger into an AB Mutual Fund – No other fund within the AB Fund Complex has a similar investment focus on Arizona municipal securities, Minnesota municipal securities, New Jersey municipal securities, Ohio municipal securities, or Pennsylvania municipal securities, respectively, and a merger of a Portfolio into a national municipal fund would deny shareholders the state level tax advantages which the Portfolio shareholders currently receive. The Board also considered that the ability to combine each Portfolio with other AB Mutual Funds in a tax-free reorganization is uncertain because differences in investment strategies and securities holdings may make it difficult to satisfy the continuity of business requirements for a tax-free reorganization under the Code.

o	Merger Outside the AB Fund Complex - Given each Portfolio’s small size and investment strategy, and due to the tax considerations noted above, the Adviser believed that each Portfolio would not be an attractive candidate for a merger with another fund outside of the AB Fund Complex.

•	Alternatives Available to Investors. The Board noted that each Portfolio’s shareholders will have an opportunity to vote on the approval of the Liquidation, and that prior to the effective date of the Liquidation, shareholders will have the option to exchange their shares of the Portfolio into shares of the same class of another AB Mutual Fund, including one of the AB Mutual Funds that invests in a national portfolio of municipal securities.

•	Terms and Conditions of each Plan. The Board considered the terms and conditions of each Plan, including that each Plan contemplates that the costs of the Liquidation (which consist largely of legal, printing and proxy solicitation expenses, and exclude unreimbursed distribution expenses), estimated to be approximately $49,000, will be paid by each Portfolio, although the Adviser is expected to bear all of such costs due to any expense limitations applicable to a Portfolio.

Given the asset level, expense, sales prospects and other conditions noted above, the Board determined that, on balance, each Liquidation would be in the best interests of the Portfolio and its shareholders. In light of this conclusion, and after careful deliberation, the Board declared advisable, approved, and recommended that Portfolio shareholders approve, the Liquidations.

Following discussions with Portfolio management, the Board, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Portfolios (the “Independent Trustees”), with the advice and assistance of independent counsel, approved the Liquidations and the Plans, and directed that they be submitted for the vote of each Portfolio’s shareholders. If a Liquidation is approved at the Meeting, Portfolio management, under the oversight of the Board and officers of that Portfolio, will proceed to wind up the Portfolio’s affairs as soon as reasonably practicable thereafter in a timeframe that allows for an orderly liquidation of portfolio holdings. A Portfolio cannot predict at this time how long it will take to accomplish an orderly liquidation under then-existing market conditions, although if current market conditions persist, each Portfolio estimates that such an orderly liquidation would take approximately two months. If a Liquidation is not approved by shareholders, the Trustees will consider whether another course of action would benefit the Portfolio and its shareholders.

Summary of the Plans

If a Liquidation is approved by shareholders, the liquidation and termination of the Portfolio would be effected in accordance with the terms of its Plan, which has been approved by the Board and is summarized below. This summary is not complete, and is qualified in its entirety by reference to each Plan, a form of which is attached to this Proxy Statement as Exhibit A. Shareholders are urged to read the Plan in its entirety.

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Effective Date and Cessation of a Portfolio’s Activities as an Investment Company. If approved by shareholders at the Meeting, each Plan will become effective at the close of business on or about January [_], 2025 (the “Effective Date”) or, in the event the Meeting is postponed or adjourned, the Effective Date of a Plan shall be the date that the Liquidation meets the required vote for approval. After the Effective Date, the Trust will cease the business of each Portfolio as an investment company and will not engage in any business activities with respect to the Portfolio, except for the purposes of making limited sales and winding up its business and affairs, preserving the value of its assets, discharging or making reasonable provision for the payment of all of the Portfolio’s liabilities, including any contingent liabilities, and distributing its remaining assets to shareholders in accordance with the Plan. A Portfolio is unable to predict when a complete liquidation of its portfolio holdings will be accomplished.

Closing of Books and Transfer and Trading of Shares. As soon as practicable after the Effective Date, the Trust will mail notice (“Notice”) to each Portfolio’s shareholders that the Plan has been approved by the Board and shareholders and that the Portfolio be liquidating its assets and redeeming its outstanding shares. The Notice will also inform shareholders that they will have the option to redeem their shares, or exchange their shares at net asset value for shares of the same class of another fund within the AB Complex, prior to the Expiration Date (as defined herein). The Notice will be mailed at least 45 days in advance of the last date on which a shareholder may redeem shares of a Portfolio (“Notice Period”). The proportionate interests of shareholders in the assets of the Portfolio shall be fixed on the basis of their respective shareholdings at the close of business on the last day of the Notice Period (“Expiration Date”). On the Expiration Date, the books of each Portfolio will be closed. Thereafter, unless the books of a Portfolio are reopened because the Plan cannot be carried into effect under the laws of the Commonwealth of Massachusetts or otherwise, the shareholders’ respective interests in the Portfolio’s assets will not be transferable.

Liquidating Distributions. Within a reasonable period after the Effective Date, each Portfolio will determine, and pay or provide for the payment of, all charges, taxes, expenses, liabilities and reserves, whether due or accrued or anticipated, of the Portfolio. Such liabilities and expenses of a Portfolio will include the costs relating to the Liquidation, which are estimated to be approximately $49,000. Within three business days after the Expiration Date or as soon as practicable thereafter, the remaining assets of a Portfolio will be distributed to shareholders (each distribution, a “Liquidating Distribution”).

Shareholders will receive information concerning the sources of the Liquidating Distribution.

Other Actions. The officers of each Portfolio will take such other actions as may be deemed necessary or advisable to carry out the provisions and purposes of the Plan.

Federal Tax Consequences

The following is only a general summary of the significant United States federal income tax consequences of the Plan to each Portfolio and its shareholders and is limited in scope. This summary is based on the federal tax laws and applicable U.S. Treasury regulations in effect on the date of this Proxy Statement, all of which are subject to change by legislative or administrative action, possibly with retroactive effect. No Portfolio has sought a ruling from the Internal Revenue Service (the “IRS”) with respect to the federal income tax consequences to the Portfolio or its shareholders that will result from the Portfolio’s liquidation. The statements below are not binding upon the IRS or a court, and there is no assurance that the IRS or a court will not take a view contrary to those expressed below. This summary assumes that a shareholder holds shares in a Portfolio as a capital asset for United States federal income tax purposes.

This summary addresses significant federal income tax consequences of each Plan, but does not discuss state or local tax consequences of the Plan. Implementing a Plan may impose unanticipated tax consequences on shareholders or affect shareholders differently, depending on their individual circumstances. Shareholders are encouraged to consult with their own tax advisors to determine the particular tax consequences that may be applicable in connection with each Plan.

If a Liquidation is approved by shareholders and a Portfolio proceeds to liquidate and terminate, the Portfolio intends to continue to satisfy all of the qualification requirements for taxation as a regulated investment company under the Code for its final taxable year. Accordingly, each Portfolio expects that it will not be taxed on any capital gains realized from the sale of the Portfolio’s assets or ordinary income that the Portfolio timely distributes to shareholders. Prior to making Liquidating Distributions to shareholders, each Portfolio intends to declare dividends necessary to satisfy the income and excise tax distribution requirements for its final taxable year, and to make any such distribution either prior to or at the time of the Liquidating Distributions.

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Each shareholder who receives a Liquidating Distribution will generally recognize gain (or loss) for federal income tax purposes equal to the amount by which the amount of the Liquidating Distribution exceeds (or is less than) the shareholder’s adjusted tax basis on his or her liquidating Portfolio shares. Any gain or loss realized by a shareholder on the Liquidating Distribution generally will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Long-term capital gains are subject to preferential tax rates in the hands of U.S. non-corporate taxpayers. Otherwise, the gain or loss on the Liquidating Distributions will be treated as short-term capital gain or loss. The deductibility of capital losses is subject to significant limitations.

The receipt of Liquidating Distributions by an individual retirement account or qualified plan may not be subject to current income taxation under certain conditions. Shareholders are encouraged to consult with their own tax advisors to determine the particular tax consequences that may be applicable.

A Portfolio is generally required to withhold and remit to the U.S. Treasury a percentage of the taxable liquidation proceeds paid to any shareholder who fails to provide the Portfolio with a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify to the Portfolio that he, she or it is not subject to backup withholding.

Impact of each Plan on a Portfolio’s Status under the 1940 Act and State Law

As noted above, each Plan provides that, on the Effective Date, the Trust will cease the business of a Portfolio as a series of a registered investment company.

The Board, including the Independent Trustees, unanimously recommends that shareholders vote “FOR” each Liquidation.

PROXY VOTING AND SHAREHOLDER MEETING

All properly executed and timely received proxies will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. If no specification is made on a properly executed proxy, it will be voted for the matters specified on the Proxy Card in the manner recommended by the Board. Accordingly, unless instructions to the contrary are marked on the proxies, all properly executed and timely received proxies will be cast in favor of a Liquidation. Any shareholder may revoke that shareholder’s proxy at any time prior to exercise thereof by (i) giving written notice to the Secretary of the Portfolio at 66 Hudson Boulevard East, 26th Floor, New York, New York 10001, (ii) signing and delivering to the Secretary another proxy of a later date, or (iii) voting in person at the Meeting.

Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an “abstention”) or may represent a broker “non-vote” (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote). Approval of the Liquidation of a Portfolio requires the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Portfolio represented at the Meeting if the holders of more than 50% of the outstanding voting securities are present in person or by proxy or (b) more than 50% of the outstanding voting securities of the Portfolio. Any abstention or broker non-vote will be considered present for purposes of determining the existence of a quorum but will have the effect of a vote against a Liquidation.

A quorum for the Meeting for a Portfolio will consist of the presence in person or by proxy of the holders of a majority of the total outstanding shares of the Portfolio. In the event that (i) a quorum is not present at the Meeting; or (ii) a quorum is present but sufficient votes in favor of the position recommended by the Board for a Liquidation (as described in this Proxy Statement) have not been timely received, the Chairman of the Meeting may authorize, or the persons named as proxies may propose and vote for, one or more adjournments of the Meeting to be held within a reasonable time after the date set for the Meeting, with no other notice than an announcement at the Meeting, in order to permit further solicitation of proxies. Shares represented by proxies indicating a vote contrary to the position recommended by the Board will be voted against adjournment of the Meeting.

6

Each Portfolio has engaged Computershare Fund Services (“Computershare”) to assist in soliciting proxies for the Meeting. Computershare will receive a total fee of approximately $[_____] for its services (including printing and mailing of the proxy statement and solicitation), which will be borne by the Portfolios. Each Portfolio expects that the solicitation will be primarily by mail, but also may include telephone, electronic, oral or other means of communication. If a Portfolio does not receive your proxy by a certain time, you may receive a telephone call from a proxy soliciting agent asking you to vote. Officers of each Portfolio, or employees of Portfolio management, may also be involved in the solicitation of proxies.

Share Ownership

As of the Record Date, the following shares of beneficial interest of each Portfolio were outstanding:

AB Arizona Portfolio

Class	Shares Outstanding
Class A	[__________]
Class C	[__________]
Advisor Class	[__________]
Total	[__________]

AB Minnesota Portfolio

Class	Shares Outstanding
Class A	[__________]
Class C	[__________]
Total	[__________]

AB New Jersey Portfolio

Class	Shares Outstanding
Class A	[__________]
Class C	[__________]
Total	[__________]

AB Ohio Portfolio

Class	Shares Outstanding
Class A	[__________]
Class C	[__________]
Total	[__________]

AB Pennsylvania Portfolio

Class	Shares Outstanding
Class A	[__________]
Class C	[__________]
Total	[__________]

As of the Record Date, the Trustees and officers of the Portfolios, both individually and as a group, owned less than 1% of the shares of each Portfolio. During each Portfolio’s most recently completed fiscal year, the Portfolios’ Trustees as a group did not engage in the purchase or sale of more than 1% of any class of securities of the Adviser or of any of its parents or subsidiaries.

INFORMATION AS TO THE INVESTMENT ADVISER, THE ADMINISTRATOR AND THE PRINCIPAL UNDERWRITER OF THE PORTFOLIOS

Each Portfolio’s investment adviser is AllianceBernstein L.P., 66 Hudson Boulevard East, 26th Floor, New York, New York 10001. The Adviser also functions as the administrator to each Portfolio.

The Portfolio’s principal underwriter is AllianceBernstein Investments, Inc., 66 Hudson Boulevard East, 26th Floor, New York, New York 10001.

7

OTHER MATTERS

AB ARIZONA PORTFOLIO:

The following is a list of all persons who owned of record or beneficially 5% or more of each class of shares of the Portfolio as of November [_], 2024:

Name and Address	Number of Shares of Class	% of Class
CLASS A SHARES:

[____________]	[_____]	[___]%

[____________]	[_____]	[___]%

[____________]	[_____]	[___]%

[____________]	[_____]	[___]%

CLASS C SHARES:

[____________]	[_____]	[___]%

[____________]	[_____]	[___]%

[____________]	[_____]	[___]%

ADVISOR CLASS SHARES:

[____________]	[_____]	[___]%

[____________]	[_____]	[___]%

[____________]	[_____]	[___]%

[____________]	[_____]	[___]%

8

AB MINNESOTA PORTFOLIO:

The following is a list of all persons who owned of record or beneficially 5% or more of each class of shares of the Portfolio as of November [_], 2024:

Name and Address	Number of Shares of Class	% of Class
CLASS A SHARES:

[____________]	[_____]	[___]%

[____________]	[_____]	[___]%

[____________]	[_____]	[___]%

[____________]	[_____]	[___]%

CLASS C SHARES:

[____________]	[_____]	[___]%

[____________]	[_____]	[___]%

[____________]	[_____]	[___]%

AB NEW JERSEY PORTFOLIO:

The following is a list of all persons who owned of record or beneficially 5% or more of each class of shares of the Portfolio as of November [_], 2024:

Name and Address	Number of Shares of Class	% of Class
CLASS A SHARES:

[____________]	[_____]	[___]%

[____________]	[_____]	[___]%

[____________]	[_____]	[___]%

[____________]	[_____]	[___]%

CLASS C SHARES:

[____________]	[_____]	[___]%

[____________]	[_____]	[___]%

[____________]	[_____]	[___]%

9

AB OHIO PORTFOLIO:

The following is a list of all persons who owned of record or beneficially 5% or more of each class of shares of the Portfolio as of November [_], 2024:

Name and Address	Number of Shares of Class	% of Class
CLASS A SHARES:

[____________]	[_____]	[___]%

[____________]	[_____]	[___]%

[____________]	[_____]	[___]%

[____________]	[_____]	[___]%

CLASS C SHARES:

[____________]	[_____]	[___]%

[____________]	[_____]	[___]%

[____________]	[_____]	[___]%

AB PENNSYLVANIA PORTFOLIO:

The following is a list of all persons who owned of record or beneficially 5% or more of each class of shares of the Portfolio as of November [_], 2024:

Name and Address	Number of Shares of Class	% of Class
CLASS A SHARES:

[____________]	[_____]	[___]%

[____________]	[_____]	[___]%

[____________]	[_____]	[___]%

[____________]	[_____]	[___]%

CLASS C SHARES:

[____________]	[_____]	[___]%

[____________]	[_____]	[___]%

[____________]	[_____]	[___]%

10

SUBMISSION OF PROPOSALS FOR FUTURE MEETINGS OF SHAREHOLDERS

Meetings of shareholders of the Trust are not held on an annual or other regular basis. A shareholder proposal intended to be presented at any future meeting of shareholders of the Trust must be received by the Trust within a reasonable time before the solicitation relating thereto in order to be included in the Trust's proxy statement and form of proxy card relating to that meeting. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities laws.

REPORTS TO SHAREHOLDERS

A Portfolio will furnish each person to whom this Proxy Statement is delivered on its behalf a copy of its latest annual report to shareholders and its subsequent semi-annual report to shareholders, if any, upon request and without charge. To request a copy, please call AllianceBernstein Investments, Inc. at (800) 227-4618 or contact Carol Rappa at AllianceBernstein L.P., 66 Hudson Boulevard East, 26th Floor, New York, New York 10001.

By Order of the Board of Trustees,

/s/ Nancy E. Hay

Nancy E. Hay

Secretary

November [_], 2024

New York, New York

11

12

 Exhibit A

Form of Plan of Liquidation and Termination

This Plan of Liquidation and Termination (the “Plan”) of AB Municipal Income Fund II (the “Trust”), a Massachusetts business trust and an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is intended to accomplish the complete liquidation and termination of AB Arizona Portfolio, AB Minnesota Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio, and AB Pennsylvania Portfolio, each a series of the Trust (each, a “Portfolio”), in conformity with the laws of the Commonwealth of Massachusetts and the Agreement and Declaration of Trust of the Trust (the “Declaration”).

WHEREAS, on November 5-7, 2024, the Board of Trustees of the Trust (the “Board”) unanimously determined that it is advisable to liquidate and terminate each Portfolio;

NOW, THEREFORE, the liquidation and termination of each Portfolio shall be carried out in the manner hereinafter set forth:

1.	Effective Date of Plan. The Plan shall be and become effective only upon the approval of liquidation and termination of the Portfolio by an affirmative vote of the lesser of (a) 67% or more of the voting securities of the Portfolio represented at the Meeting if the holders of more than 50% of the outstanding voting securities are present in person or by proxy or (b) more than 50% of the outstanding voting securities of the Portfolio, at a duly called meeting of the Shareholders at which a quorum is present. The day of such approval by the Shareholders is hereinafter called the “Effective Date.”

2.	Notice of Liquidation to Shareholders. As soon as practicable after the Effective Date, the Trust shall mail notice (“Notice”) to the Portfolio’s shareholders that this Plan has been approved by the Board and the Shareholders and that the Portfolio will be liquidating its assets and redeeming its outstanding shares. The Notice shall be mailed at least 45 days in advance of the last date on which a shareholder may redeem shares of the Portfolio (“Notice Period”).

3.	Cessation of Business. After the expiration of the Notice Period, the Trust shall cease the business of the Portfolio as a series of a registered investment company and shall not engage in any business activities with respect to the Portfolio except for the purposes of winding up its business and affairs, distributing its net assets to the shareholders of the Portfolio in accordance with this Plan, preserving the value of any remaining assets, and discharging or making reasonable provision for the payment of all of the Portfolio’s liabilities as provided in Section 5 herein.

4.	Fixing of Interests and Closing of Books. The proportionate interests of shareholders in the assets of the Portfolio shall be fixed on the basis of their respective shareholdings at the close of business on the last day of the Notice Period (“Expiration Date”). On the Expiration Date, the books of the Portfolio shall be closed and no further shares of the Portfolio shall be issued, or, except pursuant to Section 8 below, redeemed.

5.	Liquidation of Assets and Payment of Debts. Beginning approximately four weeks prior to the Expiration Date, all portfolio securities of the Portfolio shall as soon as reasonable and practical be converted to cash or cash equivalents. As soon as practicable after the Expiration Date, the Trust shall pay, or make reasonable provision to pay in full solely from Portfolio assets, all known or reasonably ascertainable liabilities of the Portfolio incurred or expected to be incurred prior to the date of the Portfolio’s final Liquidating Distribution provided for in Section 6 below.

6.	Liquidating Distributions. Within three business days after the Expiration Date or as soon as practicable thereafter, the Trust shall mail to shareholders of record of the Portfolio on the Expiration Date: (a) one or more liquidating distributions equal in the aggregate to the shareholders’ proportionate interest in the net assets of the Portfolio (individually each a “Liquidating Distribution”); and (b) appropriate information concerning the sources of each Liquidating Distribution. No deduction shall be made from any Liquidating Distributions of a contingent deferred sales charge. After the mailing of the final Liquidating Distribution, all outstanding shares of the Portfolio will be redeemed and canceled.

7.	Expenses of the Liquidation. The Portfolio shall bear all of the expenses incurred in carrying out this Plan with respect to the Portfolio, except that AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”), shall assume those expenses as are required under any Expense Limitation Undertaking entered into by the Adviser with respect to the Portfolio. For purposes of this Plan, the Adviser will not treat expenses incurred in carrying out this Plan as “extraordinary expenses” under such Expense Limitation Undertaking.

A-1

8.	Termination of the Portfolio. After the mailing of the final Liquidating Distributions, all outstanding shares of the Portfolio will be redeemed and cancelled.

9.	Assets Remaining After Termination. Once the Portfolio is terminated and Portfolio liabilities are satisfied, if any additional assets become available for distribution to the shareholders of the Portfolio, the Board may distribute or dispose of such assets in any manner consistent with applicable law.

10.	Power of Trustees. In addition to the power of the Trustees of the Trust under the laws of the Commonwealth of Massachusetts, the Board and the officers of the Trust, shall have authority to do or authorize any or all acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the payment of all fees and expenses and the execution and filing of all certificates, documents, information returns, tax returns, forms and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the laws of the Commonwealth of Massachusetts, the 1940 Act or the Securities Act of 1933, as amended. The Board and the officers shall have the authority to authorize such variations from, or amendments of, the provisions of the Plan as may be necessary or appropriate to effect the liquidation and termination of the Portfolio and the distribution of its net assets to shareholders of the Portfolio in accordance with the purposes to be accomplished by the Plan.

A-2

NOTICE OF

SPECIAL MEETING

OF SHAREHOLDERS

AND PROXY STATEMENT

TO BE HELD ON JANUARY 13, 2025

[FORM OF PROXY CARD]

AB MUNICIPAL INCOME FUND II
PO Box 43131
Providence, RI 02940-3131

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours
All votes must be received before
January 13, 2025

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours
All votes must be received before
January 13, 2025

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope
All votes must be received before
January 13, 2025

VOTE

VOTE IN PERSON
Attend Shareholder Meeting
66 Hudson Blvd. East, 26th Floor,
New York, NY 10001
on January 13, 2025 at 3:00 PM ET

Please detach at perforation before mailing.

AB MUNICIPAL INCOME FUND II
PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY 13, 2025

The undersigned hereby appoints Richard Leahy and Carol Rappa, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders (the "Meeting") of the Portfolio listed on the reverse side, a series of AB Municipal Income Fund II (the "Trust") a Massachusetts business trust and an open-end management investment company, to be held at 3:00 p.m., Eastern Time, on January 13, 2025, at the offices of the Trust, 66 Hudson Boulevard East, 26th Floor, New York, New York 10001, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and accompanying Proxy Statement, each of which are incorporated by reference, revokes any proxy heretofore given with respect to the Meeting and hereby instructs said proxies to vote said shares as indicated on the reverse side hereof.

The shares represented hereby will be voted as indicated or FOR the Proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

ALL_34275_111124

WE URGE YOU TO SIGN, DATE ON THE REVERSE SIDE AND MAIL THE ENCLOSED PROXY PROMPTLY.

XXXXXXXXXXXXXX code

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

The Proxy Statement and Proxy Card for this Meeting are available at: https://www.proxy-direct.com/all-34276

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD

ALL VOTES MUST BE RECEIVED BEFORE JANUARY 13, 2025

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A Proposal THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE PROPOSAL.

		FOR	AGAINST	ABSTAIN
1.	To liquidate and terminate [Name of Portfolio] pursuant to a Plan of Liquidation and Termination.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of a corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

XXXXXXXXXXXXXX ALL 34276 XXXXXXXX